UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 16, 2010
DIVERSIFIED RESTAURANT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53577	03-0606420

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27680 Franklin Road Southfield, Michigan	48034

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (248) 223-9160
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On February 5, 2010, Diversified Restaurant Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K to report that, among other things, the Company had, through its wholly-owned subsidiary AMC Wings, Inc. (“Wings”), acquired nine affiliated Buffalo Wild Wings restaurants (the “Affiliated Restaurants” or “AMC Managed Affiliates Group”) on February 1, 2010, pursuant to the terms of various Purchase Agreements by and between the Company and each of the Affiliated Restaurants, effective as of February 1, 2010. This amendment is being filed to amend and supplement Item 9.01 of the Form 8-K filed on February 5, 2010 to include the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
Audited Financial Statements for the AMC Managed Affiliates Group for the Years Ended December 31, 2009 and December 31, 2008.
(b) Pro Forma Financial Information
Unaudited Pro Forma Consolidated Balance Sheet and Statement of Operations of Diversified Restaurant Holdings, Inc. and AMC Managed Affiliates Group.
(c) Not applicable
(d) The following exhibits are included with this Report.

Exhibit 99.1	Audited Financial Statements for the AMC Managed Affiliates Group for the Years Ended December 31, 2009 and December 31, 2008

Exhibit 99.2	Unaudited Pro Forma Consolidated Balance Sheet and Statement of Operations of Diversified Restaurant Holdings, Inc. and AMC Managed Affiliates Group

SIGNATURES
In accordance with Section 13 or 15(d) of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.
Dated: April 19, 2010	By:	/s/ T. Michael Ansley
		Name:	T. Michael Ansley
		Title:	President

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